Acquisitions	12 Months Ended
Dec. 31, 2022
Acquisitions
Acquisitions

23) Acquisitions

During the year ended December 31, 2022 and 2020 the Partnership acquired from KNOT equity interests in the subsidiaries which own and operate the Synnøve Knutsen and the Tove Knutsen, respectively.

The board of directors of the Partnership and the Conflicts Committee approved the purchase price for each transaction. The Conflicts Committee retained a financial advisor to assist with its evaluation of the transactions. The cost of the fee paid to the financial advisor was divided equally between the Partnership and KNOT. Acquisition related costs of $0.04 million and $0.06 million as of December 31, 2022 and 2020, respectively, were capitalized as a component of the assets acquired. The allocation of the purchase price to acquired identifiable assets was based on their estimated fair values at the date of acquisition. The purchase price of each acquisition has been allocated to the identifiable assets acquired. The details of each transaction are as follows:

	Final	Final
	Synnøve Knutsen	Tove Knutsen
	July 1,	December 31,
(U.S. Dollars in thousands)	2022	2020
Purchase consideration (1)	$37,907	$21,898
Less: Fair value of net assets acquired:
Vessels and equipment (2)	119,119	117,978
Cash	5,702	804
Inventories	291	136
Derivatives assets (liabilities)	958	(3,537)
Others current assets	211	270
Amounts due from related parties	53	—
Long-term debt	(87,661)	(93,139)
Deferred debt issuance	592	769
Trade accounts payable	(160)	(430)
Accrued expenses	(694)	(622)
Amounts due to related parties	(503)	(331)
Income tax payable	(1)	—
Subtotal	37,907	21,898
Difference between the purchase price and fair value of net assets acquired	$—	$—
(1)	The purchase consideration comprises the following:

	Final	Final
	Synnøve Knutsen	Tove Knutsen
	July 1,	December 31,
(U.S. Dollars in thousands)	2022	2020
Cash consideration paid to KNOT (from KNOP)	$31,931	$25,430
Purchase price adjustments	5,937	(3,596)
Acquisition-related costs	39	64
Purchase price	$37,907	$21,898
(2)	Vessel and equipment includes allocation to drydocking for the following vessels (in thousands): Synnøve Knutsen of $2,133 and Tove Knutsen of $3,040.

Synnøve Knutsen

On July 1, 2022, the Partnership’s wholly owned subsidiary, KNOT Shuttle Tankers AS, acquired KNOT Shuttle Tankers 35 AS (“KNOT 35”), the company that owns and operates the Synnøve Knutsen. The purchase price for the vessel was $119.0 million, less $87.7 million of outstanding indebtedness related to the Synnøve Knutsen plus approximately $0.6 million for certain capitalized fees related to the financing of the Vessel and plus customary working capital purchase price adjustments of $5.9 million.

Tove Knutsen

On December 31, 2020, the Partnership’s wholly owned subsidiary, KNOT Shuttle Tankers AS, acquired KNOT’s 100% interest in KNOT Shuttle Tankers 34 AS (“KNOT 34”), the company that owns and operates the Tove Knutsen. The purchase price for the vessel was $117.8 million, less $93.1 million of outstanding indebtedness, plus approximately $0.8 million for certain capitalized fees related to the financing of the Vessel and minus customary working capital purchase price adjustments of $3.6 million.